EXHIBIT 99.5

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (this "Agreement"), is entered into between Wells Fargo Bank, National Association (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer"), Wells Fargo Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer"), CWCapital Asset Management LLC as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"), and Wells Fargo Bank, National Association as certificate administrator (in such capacity, the "Certificate Administrator"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of March 1, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS Securities North America Inc. ("IXIS Securities"), KeyBanc Capital Markets, a Division of McDonald Investments Inc. ("McDonald Investments"), Banc of America Securities LLC ("Banc of America Securities") and Bear, Stearns & Co. Inc. ("BSCI"; Merrill Lynch, Countrywide Securities, IXIS Securities, McDonald Investments, Banc of America Securities and BSCI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of March 1, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $332,146,705 (the "Wells Fargo Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Wells Fargo Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $4,417,019,866 (subject to a variance of plus or minus 5%).

            The purchase and sale of the Mortgage Loans shall take place on March 14, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 102.66830% of the Wells Fargo Mortgage Loan Balance as of the Cut-off Date, plus (ii) $722,509, which amount represents the amount of interest accrued on the Wells Fargo Mortgage Loan Balance, as agreed to by the Seller and the Purchaser. The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

            (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank; provided that, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage, Assignment of Leases or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, as assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank; provided, if the related Mortgage Loan has been recorded in the name of MERS or its designee, no UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the secured party on the related UCC Financing Statements on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x) an original or a copy of an intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan; and

            (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

            The Mortgage File with respect to the FRIS Chicken Trust Mortgage Loan shall contain the following documents:

            (i) the original executed Mortgage Note for such Mortgage Loan including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, or in blank;

            (ii) an executed copy of the FRIS Chicken Intercreditor Agreements; and

            (iii) an executed copy of the MSCI 2005-HQ6 Pooling and Servicing Agreement.

      The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            The Seller hereby further represents and warrants that with respect to the FRIS Chicken Trust Mortgage Loan, it has delivered to the MSCI 2005-HQ6 Trustee the documents constituting the "Mortgage File" within the meaning of the MSCI 2005-HQ6 Pooling and Servicing Agreement in connection with its sale of the FRIS Chicken Non-Trust Loans to the Depositor.

            (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements (except for any Mortgage Loan that has been recorded in the name of MERS), each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the Recording/Filing Agent.

            (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be Wells Fargo Bank, National Association with respect to all of the Mortgage Loans, including (but pursuant to the MSCI 2005-HQ6 Pooling and Servicing Agreement) the FRIS Chicken Mortgage Loan) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of the applicable Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States and the Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Certificate Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on Seller's right to cure a Document Defect or Breach as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate Administrator an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released), and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee (on whose behalf the Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this
Section 3.

            SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f) One or more letters from the independent accounting firm of [Ernst & Young LLP], in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of March 1, 2007, among the Seller, Countrywide Commercial Real Estate Finance, Inc., Merrill Lynch Mortgage Lending, Inc., KeyBank National Association, IXIS Real Estate Capital Inc., the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually and/or collectively, the "Servicing Rights Purchase Agreement");

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Free Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Description of the Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Free Writing Prospectus (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Free Writing Prospectus--Relevant Parties--Sponsors/Mortgage Loan Sellers", "--FRIS Chicken Mortgage Loan--Master Servicer and Special Servicer" and "--The Loan Combination Controlling Parties", "Summary of Free Writing Prospectus--The Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction Participants--The Sponsors and Mortgage Loan Sellers".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers", "--FRIS Chicken Mortgage Loan--Master Servicer and Special Servicer" and "--The Loan Combination Controlling Parties", "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction Participants--The Sponsors and Mortgage Loan Sellers".

            The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means (1) the Offering Prospectus dated February 20, 2007, and relating to the Publicly-Offered Certificates and (2) the Offering Prospectus dated February 26, 2007, and relating to the Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated March 1, 2007, and relating to the Private Certificates;

            "Prospectus" means the base prospectus dated March 1, 2007.

            "Prospectus Supplement" means the prospectus supplement dated March 1, 2007, that supplements the Prospectus and relates to the Publicly-Offered Certificates; and

            "Time of Sale" means March 1, 2007, at 12:15 p.m.

            (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the Office of the Comptroller of the Currency not earlier than thirty (30) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (in its role as Sponsor), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Certificate Administrator's filing of a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the Trust as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION

                                       By: /s/ Brigid Mattingly
                                          --------------------------------------
                                          Name: Brigid Mattingly
                                          Title: Managing Director

                                       PURCHASER

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By: /s/ David M. Rodgers
                                          --------------------------------------
                                          Name: David M. Rodgers
                                          Title: Executive Vice President, Chief
                                          Officer in Charge of Commercial
                                          Mortgage Securitization

                                       EXHIBIT A

Seller:
------

Address for Notices:

Wells Fargo Bank, National Association
225 West Wacker Drive, Ste. 2250
Chicago, IL  60606
Attention:  Brigid Mattingly
Telecopier No.:  312-782-0969

with a copy to:

Wells Fargo Bank, National Association
633 Folsom St., 7th Floor
MACA0149-075
San Francisco, CA 94107
Attention:  Robert Darling, Esq.
Telecopier No.:  415-975-7819

Purchaser:
---------

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention:  David M. Rodgers
Telecopier No.:  (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.:  (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2007 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee (or, in the case of the FRIS Chicken Trust Mortgage Loan, in favor of the MSCI 2005-HQ6 Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee (or, in the case of the FRIS Chicken Trust Mortgage Loan, in favor of the MSCI 2005-HQ6 Trustee).

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee (or, in the case of the FRIS Chicken Trust Mortgage Loan, in favor of the MSCI 2005-HQ6 Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee (or, in the case of the FRIS Chicken Trust Mortgage Loan, in favor of the MSCI 2005-HQ6 Trustee). The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) February 20, 2007 and
(b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee (or, in the case of the FRIS Chicken Trust Mortgage Loan, in favor of the MSCI 2005-HQ6 Trustee) as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee (in the case of the FRIS Chicken Trust Mortgage Loan, subject to the rights of the MSCI 2005-HQ6 Trustee)) and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (i) such Ground Lease or a memorandum thereof has been or will be promptly and duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

            (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term, which together with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
      (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee (or, in the case of the FRIS Chicken Trust Mortgage Loan, in favor of the MSCI 2005-HQ6 Trustee) constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee (or, in the case of the FRIS Chicken Trust Mortgage Loan, in favor of the MSCI 2005-HQ6 Trustee). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             ANNEX A (TO SCHEDULE I)
                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

                                   SCHEDULE A

                       (ML-CFC 2007-5/Wells Fargo Pool 52

                                Wells Fargo Loans

                  Exceptions to Representations and Warranties

1.    Mortgage Loan Schedule.

2.    Ownership of Mortgage Loans.

      Sub-serviced loans to be scheduled in Pooling and Servicing Agreement:

            o Canberra Apartments (620905257)($2,160,000): Correspondent fee agreement executed with third party (Sunrise Mortgage & Investment Co.)

3.    Payment Record.

4.    Lien; Valid Assignment.

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  $50,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note for $25,000,000 and A-2 Note for $25,000,000); Wells Fargo is contributing A-2 Note to ML-CFC 2007-5 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MSCI 2005-HQ6 Trust

            o     Sunnymead Town Center (310905518) ($19,600,000): Tenant (99
                  Cent Store) has Right of First Refusal (ROFR) affecting the entirety of the mortgaged property; ROFR is not extinguished by foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

            o Choi Anchorage Portfolio (310905278) ($10,000,000): Tenant (Time to Eat LLC) has Right of First Refusal (ROFR) affecting leased portion of mortgaged property; ROFR is not extinguished by foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

            o     Bridgewood Plaza (310905315) ($9,700,000): Tenant (First State
                  Bank) has (i) option to purchase its leased parcel following defeasance lockout period for option price based on average of parties' appraisals, but such option cannot be exercised prior to loan`s being defeased or paid in full; is effectively precluded from exercising due to loan document requirements; and (ii) Right of First Refusal (ROFR) affecting its leased parcel; ROFR is not extinguished by foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

5.    Assignment of Leases and Rents.

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  $50,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note for $25,000,000 and A-2 Note for $25,000,000); Wells Fargo is contributing A-2 Note to ML-CFC 2007-5 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MSCI 2005-HQ6 Trust

6.    Mortgage Status; Waivers and Modifications

            o     FRIS Chn LLC (A-2 Note) ( 930903070)($25,000,000): Loan
                  documents currently require secured creditor insurance with minimum coverage of $1 million per occurrence and $25 million aggregate policy limits; Secured creditor policy in place has limits of is $600,000 per occurrence, which is approximately two times the average allocated loan amount for the related mortgaged properties; Subject to MSCI 2005-HQ6 servicing approvals, amendment is in process to reduce minimum per occurrence limits to $600,000

            o JL Group Holdings - Burger King (930902587)($5,200,000): Loan amendment effected extending Defeasance Option Start Date to earlier of two years after REMIC start-up or April 1, 2009; also, following initial lock-out period, Borrower would have "Flex-Pay" option (i.e. defeasance or yield maintenance-based prepayment ), together with provisions permitting partial releases upon payment of 125% of allocated loan amount

7.    Condition of Property; Condemnation.

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  (i) Unit #263 is subject to taking for street widening; and
                  (ii) Unit # 686 is subject to takings proceeding for bus stop area

8.    Title Insurance.

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  $50,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note for $25,000,000 and A-2 Note for $25,000,000); Wells Fargo is contributing A-2 Note to ML-CFC 2007-5 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MSCI 2005-HQ6 Trust; The Mortgage Loan Seller has not done, by act or omission, anything that would materially impair the coverage under the title policy, but no representation can be made with respect to the acts or omissions of the holder of the mortgage (currently LaSalle Bank National Association, as trustee under the Pooling and Servicing Agreement for MSCI 2005-HQ6 Trust)

9.    No Holdbacks.

10.   Mortgage Provisions.

11.   Trustee under Deed of Trust.

12.   Environmental Conditions.

            o Park Place at Metrowest (310903750)($12,330,000): Phase I dated 07.05.2005 [Wells Fargo to agree in loan representations and warranties accompanying its Mortgage Loan Purchase Agreement that customary environmental representations are not "knowledge-qualified" with respect to loans with Environmental Reports dated earlier than 12 months prior to pool closing date]

      Annex C Information (Property covered by individual stand-alone policy):

            o Renaissance Dallas (310905396) ($41,000,000): Guarantor's carve-out liability for environmental liabilities is suspended if stand-alone environmental policy covering the property in-place; Individual Secured Creditor Policy in the amount of $15 million in-place; Phase I date 11.17.2006

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  Individual secured creditor policy obtained covering all properties comprising the loan collateral; Policy expiration is coterminous with loan maturity; Individual claim limits based on lesser of remediation cost or allocated loan amount; Secured creditor policy in place has limits of is $600,000 per occurrence; and minimum $25 million aggregate claims policy limits is required; Combined original principal balance of A-1 Note and A-2 Note is $50,000,000, and insurance proceeds would be allocated in accordance with related inter-creditor agreement between noteholders

            o     JL Group Holdings - Burger King (930902587)($5,200,000):
                  Secured creditor policy obtaHined with minimum limits of $1,625,000 per occurrence and $22,750,000 aggregate claims limit; Policy expiration is coterminous with loan maturity

      Annex C Information (In lieu of Phase I, property was included in lender's group Secured Creditor Impaired Property Policy. The Policy Issuer is Steadfast Insurance Company, an affiliate of Zurich North America.):

            o     Canberra Apartments (620905257)($2,160,000)

            o     Dollar General II (Pool 3) (410905327) ($2,083,000)

            o     Scottsdale Airpark Retail Bldg (410905284) ($2,000,000)

            o     Cedarwood Apartments - Minot (410905264) ($2,000,000)

            o     Love Field Financial Center (410903209)($1,850,000)

            o     Dollar General II (Pool 7) (410905331) ($1,804,000)

            o     Hobbs SC (410904950) ($1,500,000)

            o     Glacial Manor (410905261) ($1,456,000)

            o     Ashton Park Apartments (410905416) ($1,400,000)

            o     The Boulevard - Avery Park (410905013) ($1,375,000)

            o     Falcon Valley Retail Center (410905382) ($1,000,000)

13.   Loan Document Status.

14.   Insurance.

            o JL Group Holdings - Burger King (930902587)($5,200,000): Loan documents provide that that Tenant lease requirements are approved so long as tenant provides lease-required insurance; Lease does not expressly require terrorism insurance

15.   Taxes and Assessments.

16.   Mortgagor Bankruptcy.

17.   Local Law Compliance.

18.   Leasehold Estate.

19.   Qualified Mortgage.

20.   Advancement of Funds.

21.   No Equity Interest, Equity Participation or Contingent Interest.

22.   Legal Proceedings.

23.   Other Mortgage Liens.

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  $50,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note for $25,000,000 and A-2 Note for $25,000,000); Wells Fargo is contributing A-2 Note to ML-CFC 2007-5 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MSCI 2005-HQ6 Trust; also, subordinate loan is evidenced by $25,000,000 B Note; B Note and right of holder of B Note to receive payments is junior and subordinate to A-2 Note and rights of holder of A-2 Note; Wells Fargo is collateral agent for A and B noteholders; Intercreditor agreement obtained

24.   No Mechanics' Liens.

25.   Compliance.

26.   Licenses and Permits.

27.   Cross-collateralization.

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  $50,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note for $25,000,000 and A-2 Note for $25,000,000); Wells Fargo is contributing A-2 Note to ML-CFC 2007-5 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MSCI 2005-HQ6 Trust; also, subordinate loan is evidenced by $25,000,000 B Note; A-2
                  Note is cross-defaulted with A-1 Note and B Note

28.   Releases of Mortgage Property.

29.   Defeasance.

30.   Defeasance and Assumption Costs.

31.   Fixed Rate Loan.

32.   Inspection.

            o     FRIS Chkn, LLC A-2 Note (192 Units) (930903070)($25,000,000):
                  No inspection obtained within preceding twelve (12) months of the projected pool closing date

33.   No Material Default.

34.   Due-on-Sale.

35.   Single-Purpose Entity.

            o     Choi Anchorage Portfolio (310905278) ($10,000,000): No SPE
                  Borrower

36.   Whole Loan.

37.   Tax Parcels.

38.   ARD Loans.

39.   Security Interests.

40.   Prepayment Premiums and Yield Maintenance Charges.

41.   Commencement of Amortization.

42.   Servicing Rights.

      Sub-serviced loans to be scheduled in Pooling and Servicing Agreement:

            o Canberra Apartments (620905257)($2,160,000): Sub-servicing rights (non-cashiering) retained by third party (Sunrise Mortgage & Investment Co.)

43.   Recourse.

44.   Assignment of Collateral.

45.   Fee Simple Interest.

46.   Escrows.

47.   Operating Statements.

            o Canberra Apartments (620905257)($2,160,000): No quarterly operating statements required (annual only)

            o     Dollar General II (Pool 3) (410905327) ($2,083,000): No
                  quarterly operating statements required (annual only)

            o Cedarwood Apartments - Minot (410905264) ($2,000,000): No quarterly operating statements required (annual only)

            o Scottsdale Airpark Retail Bldg (410905284) ($2,000,000): No quarterly operating statements required (annual only)

            o Love Field Financial Center (410903209)($1,850,000): No quarterly operating statements required (annual only)

            o     Dollar General II (Pool 7) (410905331) ($1,804,000): No
                  quarterly operating statements required (annual only)

            o Hobbs SC (410904950) ($1,500,000): No quarterly operating statements required (annual only)

            o Glacial Manor (410905261) ($1,456,000): No quarterly operating statements required (annual only)

            o Ashton Park Apartments (410905416) ($1,400,000): No quarterly operating statements required (annual only)

            o     The Boulevard - Avery Park (410905013) ($1,375,000): No
                  quarterly operating statements required (annual only)

            o Falcon Valley Retail Center (410905382) ($1,000,000): No quarterly operating statements required (annual only)

48.   Grace Period.

49.   Disclosure to Environmental Insurer.

50.   No Fraud.

51.   Servicing.

52.   Appraisal.

53.   Origination of the Mortgage Loans.

                             Annex B (to Schedule I)

     Mortgaged Properties as to Which the Only Environmental Investigations Conducted in Connection with the Origination of the Related Mortgage Loan Were With Respect to Asbestos-Containing Materials and Lead-Based Paint.

                               (Representation 12)

Canberra Apartments

Dollar General II (Pool 3)

Scottsdale Airpark Retail Building

Cedarwood Apartments - Minot

Love Field Financial Center Office Building

Dollar General II (Pool 7)

Hobbs Shopping Center

Glacial Manor

Ashton Park Apartments

The Boulevard - Avery Park

Falcon Valley Retail Center

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies

                           (Representations 12 and 49)

Renaissance Dallas

FRIS Chicken

JL Group Holdings - Burger King Portfolio

Canberra Apartments

Dollar General II (Pool 3)

Scottsdale Airpark Retail Building

Cedarwood Apartments - Minot

Love Field Financial Center Office Building

Dollar General II (Pool 7)

Hobbs Shopping Center

Glacial Manor

Ashton Park Apartments

The Boulevard - Avery Park

Falcon Valley Retail Center

                                 SCHEDULE II

                            Mortgage Loan Schedule

ML-CFC 2007-5:  Mortgage Loan Schedule - WFB

                                                                     Property
Loan #    Property Name                                 Originator   Type          Street Address
-------   -------------------------------------------   ----------   -----------   -------------------------------------------------
     17   Renaissance Dallas                            WFB          Hospitality   2222 Stemmons Freeway
     29   Woodhill Circle Plaza                         WFB          Retail        1505-1557 E New Circle Road, 2300-2330
                                                                                    Palumbo Drive,
                                                                                   2313-2343 Woodhill Drive and 369-425 Codell Drive
     30   San Antonio Airport Hotel Portfolio           WFB          Hospitality   Various
  30.01   Drury Inn & Suites - San Antonio Airport      WFB          Hospitality   95 NE Loop 410
  30.02   Holiday Inn Express - San Antonio Airport     WFB          Hospitality   91 NE Loop 410
     40   FRIS Chicken                                  WFB          Retail        Various
 40.001   CFC-00283                                     WFB          Retail        5423 W. 12th Street
 40.002   CFC-00286                                     WFB          Retail        1601 S. Cherry Street
 40.003   CFC-00300                                     WFB          Retail        4620 S. Flores St.
 40.004   CFC-00301                                     WFB          Retail        830 Jackson Ave.
 40.005   CFC-00309                                     WFB          Retail        2304 Chelsea Ave.
 40.006   CFC-00342                                     WFB          Retail        5903 San Pedro Ave.
 40.007   CFC-00347                                     WFB          Retail        1025 W. Camp Wisdom Rd.
 40.008   CFC-00349                                     WFB          Retail        1424 N. E. 23rd St.
 40.009   CFC-00350                                     WFB          Retail        2963 Park Avenue
 40.010   CFC-00365                                     WFB          Retail        3728 S. Third Street
 40.011   CFC-00395                                     WFB          Retail        1155 S. Bellevue Blvd
 40.012   CFC-00401                                     WFB          Retail        2321 Pass Rd a/k/a 25th St.
 40.013   CFC-00404                                     WFB          Retail        215 Beacon St.
 40.014   CFC-00423                                     WFB          Retail        905 E. U.S. Hwy #83
 40.015   CFC-00424                                     WFB          Retail        2473 Wesley Chapel Rd
 40.016   CFC-00428                                     WFB          Retail        1320 Clay Street
 40.017   CFC-00443                                     WFB          Retail        3403 Wesley St.
 40.018   CFC-00448                                     WFB          Retail        2121 International Blvd.
 40.019   CFC-00450                                     WFB          Retail        202 N. Midkiff Rd.
 40.020   CFC-00455                                     WFB          Retail        3800 Andrews Highway
 40.021   CFC-00457                                     WFB          Retail        2100 Broadway Blvd. S.E.
 40.022   CFC-00468                                     WFB          Retail        507 N. Texas Avenue
 40.023   CFC-00470                                     WFB          Retail        618 W. Old US Hwy 90
 40.024   CFC-00481                                     WFB          Retail        611 N. Washington St.
 40.025   CFC-00496                                     WFB          Retail        311 West Fairview Avenue
 40.026   CFC-00518                                     WFB          Retail        824 W San Antonio
 40.027   CFC-00556                                     WFB          Retail        616 North Main
 40.028   CFC-00557                                     WFB          Retail        921 W. Tyler Ave.
 40.029   CFC-00564                                     WFB          Retail        11910 Perrin Beitel Rd.
 40.030   CFC-00565                                     WFB          Retail        11623 West Avenue
 40.031   CFC-00568                                     WFB          Retail        9331 Wurzbach Rd.
 40.032   CFC-00574                                     WFB          Retail        3335 Isleta Blvd. S.W.
 40.033   CFC-00579                                     WFB          Retail        501 E. Hwy 190
 40.034   CFC-00590                                     WFB          Retail        702 N. Dal Paso St.
 40.035   CFC-00595                                     WFB          Retail        1141 S Main St.
 40.036   CFC-00599                                     WFB          Retail        2700 Candler Rd
 40.037   CFC-00619                                     WFB          Retail        3036 S. Garnett Road
 40.038   CFC-00655                                     WFB          Retail        7621 Geyer Spring Road
 40.039   CFC-00670                                     WFB          Retail        4296 W. Thomas Rd.
 40.040   CFC-00675                                     WFB          Retail        4245 S. Central Ave
 40.041   CFC-00679                                     WFB          Retail        12040 N. 35th Avenue
 40.042   CFC-00681                                     WFB          Retail        1546 E. Roosevelt St.
 40.043   CFC-00686                                     WFB          Retail        3150 E. Thomas Rd.
 40.044   CFC-00688                                     WFB          Retail        546 N. Grand Avenue
 40.045   CFC-00694                                     WFB          Retail        5112 Fourth St. N.W.
 40.046   CFC-00696                                     WFB          Retail        4925 Walzem Rd
 40.047   CFC-00700                                     WFB          Retail        2616 E. Veterans Memorial Blvd.
 40.048   CFC-00707                                     WFB          Retail        2307 Juan Tabo Blvd. N.E.
 40.049   CFC-00708                                     WFB          Retail        1298 Hwy 121
 40.050   CFC-00709                                     WFB          Retail        3234 S 14th St
 40.051   CFC-00713                                     WFB          Retail        5339 Cameron Road
 40.052   CFC-00725                                     WFB          Retail        3561 MLK Jr Dr
 40.053   CFC-00727                                     WFB          Retail        3667 Campbellton Rd. SW
 40.054   CFC-00732                                     WFB          Retail        75 S. Marietta Parkway, SW
 40.055   CFC-00751                                     WFB          Retail        777 Shurling Dr
 40.056   CFC-00762                                     WFB          Retail        535 S. Beckham Avenue
 40.057   CFC-00765                                     WFB          Retail        8545 Research Blvd.
 40.058   CFC-00767                                     WFB          Retail        1600 S. Brahma Blvd
 40.059   CFC-00771                                     WFB          Retail        2405 Airways Blvd
 40.060   CFC-00775                                     WFB          Retail        5034 N. Peoria Ave.
 40.061   CFC-00778                                     WFB          Retail        7090 E. Golf Links Rd.
 40.062   CFC-00794                                     WFB          Retail        2395 Boca Chica Blvd
 40.063   CFC-00795                                     WFB          Retail        1430 Main Street
 40.064   CFC-00796                                     WFB          Retail        295 E. Hwy 77
 40.065   CFC-00803                                     WFB          Retail        1336 W. County Road
 40.066   CFC-00808                                     WFB          Retail        2626 North Decatur Rd
 40.067   CFC-00818                                     WFB          Retail        911 Cleveland Ave
 40.068   CFC-00819                                     WFB          Retail        238 W. Woodrow Wilson Ave.
 40.069   CFC-00824                                     WFB          Retail        1264 Ellis Avenue
 40.070   CFC-00826                                     WFB          Retail        4458 Elvis Presley
 40.071   CFC-00827                                     WFB          Retail        4970 S. Peoria Ave.
 40.072   CFC-00841                                     WFB          Retail        7444 S. Central Ave
 40.073   CFC-00871                                     WFB          Retail        1425 Georgia Ave
 40.074   CFC-00899                                     WFB          Retail        3221 Mansfield Hwy.
 40.075   CFC-00908                                     WFB          Retail        1306 US 280 By-Pass
 40.076   CFC-00911                                     WFB          Retail        4256 Buena Vista Road
 40.077   CFC-00915                                     WFB          Retail        1322 East Lamar Street
 40.078   CFC-00916                                     WFB          Retail        213 New Franklin Rd
 40.079   CFC-00919                                     WFB          Retail        526 West Taylor St
 40.080   CFC-00931                                     WFB          Retail        9253 N Pennsylvania
 40.081   CFC-00939                                     WFB          Retail        1805 Candler Rd
 40.082   CFC-00996                                     WFB          Retail        2275 Elvis Presley Blvd.
 40.083   CFC-01009                                     WFB          Retail        1035 W. Mockingbird Ln.
 40.084   CFC-01020                                     WFB          Retail        2237 Frayser Blvd
 40.085   CFC-01023                                     WFB          Retail        104 E. 16th Avenue
 40.086   CFC-01035                                     WFB          Retail        820 N Main St
 40.087   CFC-01043                                     WFB          Retail        401 W. Pioneer Pkwy
 40.088   CFC-01047                                     WFB          Retail        714 Northwest Grand Avenue
 40.089   CFC-01061                                     WFB          Retail        515 W. 2nd Street
 40.090   CFC-01136                                     WFB          Retail        1145 Third Avenue, West
 40.091   CFC-01167                                     WFB          Retail        3869 E. Grant
 40.092   CFC-01169                                     WFB          Retail        1710 S. 31St Street
 40.093   CFC-01174                                     WFB          Retail        1122 Fort Benning Road
 40.094   CFC-01182                                     WFB          Retail        2138 Pio Nono Ave
 40.095   CFC-01187                                     WFB          Retail        1850 S. General McMullen
 40.096   CFC-01209                                     WFB          Retail        4009 Vanderbilt Road
 40.097   CFC-01211                                     WFB          Retail        4224 Miller Ave.
 40.098   CFC-01231                                     WFB          Retail        2600 E. Gregory Blvd.
 40.099   CFC-01246                                     WFB          Retail        8757 Huebner Rd
 40.100   CFC-01267                                     WFB          Retail        2308 E. Princess Ann Road
 40.101   CFC-01268                                     WFB          Retail        917 Pat Booker Road
 40.102   CFC-01271                                     WFB          Retail        719 Hooks Ave.
 40.103   CFC-01275                                     WFB          Retail        128 1/2 Edinburg St.
 40.104   CFC-01278                                     WFB          Retail        8459 Five Palms Dr.
 40.105   CFC-01281                                     WFB          Retail        2915 Lower Wetumpka Road
 40.106   CFC-01289                                     WFB          Retail        1889 Rigsby Avenue
 40.107   CFC-01295                                     WFB          Retail        7600 a/k/a 7620 Hampton Blvd
 40.108   CFC-01296                                     WFB          Retail        694 E. Hidalgo Ave.
 40.109   CFC-01303                                     WFB          Retail        4305 N. Ben Jordan St.
 40.110   CFC-01305                                     WFB          Retail        350 Effingham St.
 40.111   CFC-01319                                     WFB          Retail        U.S. 83 & FM 907 Rd.
 40.112   CFC-01329                                     WFB          Retail        US Business Hwy 83 & Star Plaza
 40.113   CFC-01331                                     WFB          Retail        206 W Rio Grande St.
 40.114   CFC-01342                                     WFB          Retail        806 US Hwy 259 N.
 40.115   CFC-01349                                     WFB          Retail        1714 S. 77 Sunshine Strip
 40.116   CFC-01352                                     WFB          Retail        1018 Second Street
 40.117   CFC-01362                                     WFB          Retail        1317 10th Street
 40.118   CFC-01363                                     WFB          Retail        5096 Farm Rd. 78
 40.119   CFC-01384                                     WFB          Retail        1220 Buckner Blvd
 40.120   CFC-01386                                     WFB          Retail        4210 Gaston Avenue
 40.121   CFC-01391                                     WFB          Retail        2205 Nolana Ave.
 40.122   CFC-01394                                     WFB          Retail        2000 Toler Rd
 40.123   CFC-01401                                     WFB          Retail        901 E. Main St.
 40.124   CFC-01423                                     WFB          Retail        820 E. University Dr.
 40.125   CFC-01427                                     WFB          Retail        100 Vineville St
 40.126   CFC-01435                                     WFB          Retail        9010 N.E. 23rd St.
 40.127   CFC-01442                                     WFB          Retail        1104 FM 802
 40.128   CFC-01463                                     WFB          Retail        419 Hwy 35 N Bypass
 40.129   CFC-01501                                     WFB          Retail        358 Live Oak St.
 40.130   CFC-01536                                     WFB          Retail        535 W. Elizabeth St.
 40.131   CFC-01562                                     WFB          Retail        207 Grant St.
 40.132   CFC-01564                                     WFB          Retail        5602 Broadway Blvd
 40.133   CFC-01570                                     WFB          Retail        1801 E. Riverside Drive
 40.134   CFC-01615                                     WFB          Retail        2423 Commercial Ave.
 40.135   CFC-01619                                     WFB          Retail        11913 Lake June Rd.
 40.136   CFC-01671                                     WFB          Retail        1505 State Street
 40.137   CFC-01675                                     WFB          Retail        1702 E. Broadway St.
 40.138   CFC-03060                                     WFB          Retail        1308 North Texas Blvd
 40.139   CFC-03280                                     WFB          Retail        151 W. Bitters
 40.140   CFC-04131                                     WFB          Retail        327 W. Northside Drive
 40.141   CFC-04141                                     WFB          Retail        801 South Jackson Rd.
 40.142   CFC-04142                                     WFB          Retail        2020 E. Beltline Road
 40.143   CFC-04313                                     WFB          Retail        4428 SE 44th St.
 40.144   CFC-04478                                     WFB          Retail        3515 Day Street
 40.145   CFC-04556                                     WFB          Retail        7650 Glenview Drive
 40.146   CFC-04577                                     WFB          Retail        4604 East Broadway St.
 40.147   CFC-04599                                     WFB          Retail        808 E. Battle Street
 40.148   CFC-04608                                     WFB          Retail        2408 East South Blvd.
 40.149   CFC-04609                                     WFB          Retail        4770 Mobile Highway
 40.150   CFC-04673                                     WFB          Retail        1668 Sycamore View Road
 40.151   CFC-04757                                     WFB          Retail        2516 Inwood Road
 40.152   CFC-04988                                     WFB          Retail        785 Division Street
 40.153   CFC-05297                                     WFB          Retail        3061 Terry Road
 40.154   CFC-05338                                     WFB          Retail        4826 Southmost Rd.
 40.155   CFC-05342                                     WFB          Retail        728 N. Galloway Ave.
 40.156   CFC-05566                                     WFB          Retail        500 South International Blvd.
 40.157   CFC-05889                                     WFB          Retail        7460 E 14th St.
 40.158   CFC-07384                                     WFB          Retail        1748 Highway 100
 40.159   CFC-08560                                     WFB          Retail        716 North Main St
 40.160   CFC-08769                                     WFB          Retail        905 Avenue Q
 40.161   CFC-00003                                     WFB          Retail        430 S. New Braunfels Ave.
 40.162   CFC-00008                                     WFB          Retail        1923 Goliad Rd
 40.163   CFC-00022                                     WFB          Retail        1702 Guadalupe St.
 40.164   CFC-00024                                     WFB          Retail        510 W. Oltorf St.
 40.165   CFC-00025                                     WFB          Retail        1150 Airport Blvd.
 40.166   CFC-00031                                     WFB          Retail        501 N. O'Connor Rd
 40.167   CFC-00034                                     WFB          Retail        2019 Singleton Blvd
 40.168   CFC-00048                                     WFB          Retail        3420 San Bernardo Ave.
 40.169   CFC-00055                                     WFB          Retail        2120 W. Seminary Dr.
 40.170   CFC-00056                                     WFB          Retail        7848 N. Oracle Rd.
 40.171   CFC-00057                                     WFB          Retail        11500 Blue Ridge Blvd.
 40.172   CFC-00068                                     WFB          Retail        1000 East Abram St.
 40.173   CFC-00073                                     WFB          Retail        1318 S. WW White Rd
 40.174   CFC-00080                                     WFB          Retail        3605 S. Lancaster Rd
 40.175   CFC-00087                                     WFB          Retail        200 Cleveland Ave, SW
 40.176   CFC-00127                                     WFB          Retail        1515 S. Valley Mills Dr.
 40.177   CFC-00129                                     WFB          Retail        2515 East 12th Street
 40.178   CFC-00131                                     WFB          Retail        3900 Indiana Ave.
 40.179   CFC-00136                                     WFB          Retail        5500 Prospect Avenue
 40.180   CFC-00142                                     WFB          Retail        3052 Jefferson Avenue, SW
 40.181   CFC-00145                                     WFB          Retail        402 W. Valencia Rd.
 40.182   CFC-00168                                     WFB          Retail        1405 Moreland Ave. SE
 40.183   CFC-00173                                     WFB          Retail        2324 29th Avenue,
 40.184   CFC-00190                                     WFB          Retail        3344 Lackland Rd
 40.185   CFC-00193                                     WFB          Retail        1822 S. Zarzamora St.
 40.186   CFC-00196                                     WFB          Retail        1819 N. 10th Street
 40.187   CFC-00197                                     WFB          Retail        205 W. Hwy 83
 40.188   CFC-00199                                     WFB          Retail        2442 Summer Avenue
 40.189   CFC-00217                                     WFB          Retail        2501 E. Ensley Avenue
 40.190   CFC-00236                                     WFB          Retail        1222 Central Avenue
 40.191   CFC-00239                                     WFB          Retail        3900 NE 28th Street
 40.192   CFC-00254                                     WFB          Retail        1401 Dr. Martin Luther King Dr.
     41   Paramus Plaza                                 WFB          Retail        545 Route 17 South
     52   Sunnymead Town Center                         WFB          Retail        24757-24875 Alessandro & 14055 Perris Boulevards
     53   4800 & 4801 Broadway                          WFB          Mixed Use     4800-4816 & 4801-4807 Broadway
     84   Park Place at Metrowest                       WFB          Office        1768 Park Center Drive
    104   48317-48389 Fremont Boulevard                 WFB          Industrial    48317-48389 Fremont Boulevard
    108   Valle Del Sol Shopping Center                 WFB          Retail        1625 Rio Bravo Boulevard SW
    109   Bonita Professional Plaza                     WFB          Office        180 Otay Lakes Road
    110   Marketplace Club                              WFB          Retail        1500 Pleasant Hill Road
    113   Summerstone                                   WFB          Multifamily   2301 L. Don Dodson Drive
    116   Choi Anchorage Portfolio                      WFB          Retail        Various
 116.01   3020 Minnesota Drive                          WFB          Retail        3020 Minnesota Drive
 116.02   5011 & 5121 Arctic Blvd                       WFB          Retail        5011 & 5121 Arctic Blvd
 116.03   703 West Northern Lights Blvd                 WFB          Retail        703 West Northern Lights Blvd
    118   Bridgewood Plaza                              WFB          Retail        100-240 S. Jordan Creek Parkway
    120   Folsom Town Center                            WFB          Retail        850 East Bidwell Street
    123   Hazeltine Commerce Center                     WFB          Industrial    14141 Covello Street
    124   Calaveras Landing                             WFB          Retail        30057-30081 Industrial Parkway Southwest
    144   Oak Hill Shopping Center                      WFB          Retail        6705 West Highway 290
    179   JL Group Holdings - Burger King Portfolio     WFB          Retail        Various
 179.01   Unit BK12313 - Roeland Park, KS               WFB          Retail        4811 Roe Boulevard
 179.02   Unit BK12264 - Mission, KS                    WFB          Retail        6880 Johnson Drive
 179.03   Unit BK04330 - Kansas City, MO                WFB          Retail        340 West 72nd Street
 179.04   Unit BK02643 - Gladstone, MO                  WFB          Retail        6001 Northeast Antioch Rd.
 179.05   Unit BK02831 - Olathe, KS                     WFB          Retail        2004 East Santa Fe
 179.06   Unit BK13080 - Slidell, LA                    WFB          Retail        120 Browns Switch Rd.
 179.07   Unit BK06906 - Warrensburg, MO                WFB          Retail        215 East Young
 179.08   Unit BK03685 - Kansas City, MO                WFB          Retail        3441 Main Street
 179.09   Unit BK13081 - New Iberia, LA                 WFB          Retail        2919 S. Lewis
    263   Canberra Apartments                           WFB          Multifamily   2929 North 36th Street
    268   Dollar General II (Pool 3)                    WFB          Retail        Various
 268.01   Palmview                                      WFB          Retail        1510 S. Bentsen Palm Dr (FM 2062)
 268.02   San Antonio (Stahl)                           WFB          Retail        5603 Stahl Rd
 268.03   Bellmead                                      WFB          Retail        4200 Bellmead Dr
    271   Scottsdale Airpark Retail Building            WFB          Retail        14740 North Northsight Boulevard
    277   Cedarwood Apartments - Minot                  WFB          Multifamily   525 22nd Avenue NW and 1400 8th Street NW
    280   Love Field Financial Center Office Building   WFB          Office        6310 Lemmon Avenue
    281   Dollar General II (Pool 7)                    WFB          Retail        Various
 281.01   Bessemer                                      WFB          Retail        1750 4th Ave SW
 281.02   Stockdale                                     WFB          Retail        511 Hwy 123 South
 281.03   Orange Grove                                  WFB          Retail        417 E. Orange Ave
    290   Hobbs Shopping Center                         WFB          Retail        3900 North Lovington Highway
    294   Glacial Manor                                 WFB          Multifamily   1524 - 1638 12th Street NW
    296   Ashton Park Apartments                        WFB          Multifamily   2917-3039 E 47th Street
    297   The Boulevard - Avery Park                    WFB          Mixed Use     10 The Boulevard
    307   Falcon Valley Retail Center                   WFB          Retail        10103 Cherry Lane




                                                              Cut-Off Date   Original      Monthly P&I Debt   Annual P&I Debt
Loan #   City              County        State     Zip Code   Balance ($)    Balance ($)   Service ($)        Service ($)
------   -------------     -----------   --------  --------   -----------    -----------   ----------------   ---------------
    17   Dallas            Dallas        TX           75207     41,000,000    41,000,000         241,614.15      2,899,369.80
    29   Lexington         Fayette       KY           40509     31,680,000    31,680,000         179,279.72      2,151,356.64
    30   San Antonio       Bexar         TX           78216     31,321,340    31,390,000         186,738.26      2,240,859.12
 30.01   San Antonio       Bexar         TX           78216     20,744,525    20,790,000
 30.02   San Antonio       Bexar         TX           78216     10,576,814    10,600,000
    40   Various           Various       Various   Various      24,226,992    25,000,000         163,991.36      1,967,896.32
40.001   Little Rock       Pulaski       AR           72204        126,182       130,208
40.002   Pine Bluff        Jefferson     AR           71601        126,182       130,208
40.003   San Antonio       Bexar         TX           78214        126,182       130,208
40.004   Memphis           Shelby        TN           38107        126,182       130,208
40.005   Memphis           Shelby        TN           38108        126,182       130,208
40.006   San Antonio       Bexar         TX           78212        126,182       130,208
40.007   Dallas            Dallas        TX           75232        126,182       130,208
40.008   Oklahoma City     Oklahoma      OK           73111        126,182       130,208
40.009   Memphis           Shelby        TN           38114        126,182       130,208
40.010   Memphis           Shelby        TN           38109        126,182       130,208
40.011   Memphis           Shelby        TN           38106        126,182       130,208
40.012   Gulfport          Harrison      MS           39501        126,182       130,208
40.013   Laurel            Jones         MS           39440        126,182       130,208
40.014   Mission           Hildago       TX           78504        126,182       130,208
40.015   Decatur           DeKalb        GA           30035        126,182       130,208
40.016   Vicksburg         Warren        MS           39183        126,182       130,208
40.017   Greenville        Hunt          TX           75401        126,182       130,208
40.018   Brownsville       Cameron       TX           78521        126,182       130,208
40.019   Midland           Midland       TX           79701        126,182       130,208
40.020   Odessa            Ector         TX           79762        126,182       130,208
40.021   Albuquerque       Bernalillo    NM           87102        126,182       130,208
40.022   Bryan             Brazos        TX           77803        126,182       130,208
40.023   San Antonio       Bexar         TX           78237        126,182       130,208
40.024   Beeville          Bee           TX           78102        126,182       130,208
40.025   Montgomery        Montgomery    AL           36105        126,182       130,208
40.026   New Braunfels     Comal         TX           78130        126,182       130,208
40.027   Cleburne          Johnson       TX           76033        126,182       130,208
40.028   Harlingen         Cameron       TX           78550        126,182       130,208
40.029   San Antonio       Bexar         TX           78217        126,182       130,208
40.030   San Antonio       Bexar         TX           78213        126,182       130,208
40.031   San Antonio       Bexar         TX           78240        126,182       130,208
40.032   Albuquerque       Bernalillo    NM           87105        126,182       130,208
40.033   Copperas Cove     Coryell       TX           76522        126,182       130,208
40.034   Hobbs             Lea           NM           88240        126,182       130,208
40.035   Roswell           Chaves        NM           88203        126,182       130,208
40.036   Decatur           DeKalb        GA           30034        126,182       130,208
40.037   Tulsa             Tulsa         OK           74129        126,182       130,208
40.038   Little Rock       Pulaski       AR           72209        126,182       130,208
40.039   Phoenix           Maricopa      AZ           85019        126,182       130,208
40.040   Phoenix           Maricopa      AZ           85040        126,182       130,208
40.041   Phoenix           Maricopa      AZ           85029        126,182       130,208
40.042   Phoenix           Maricopa      AZ           85006        126,182       130,208
40.043   Phoenix           Maricopa      AZ           85016        126,182       130,208
40.044   Nogales           Santa Cruz    AZ           85621        126,182       130,208
40.045   Albuquerque       Bernalillo    NM           87107        126,182       130,208
40.046   San Antonio       Bexar         TX           78218        126,182       130,208
40.047   Killeen           Bell          TX           76543        126,182       130,208
40.048   Albuquerque       Bernalillo    NM           87112        126,182       130,208
40.049   Lewisville        Denton        TX           75057        126,182       130,208
40.050   Abilene           Taylor        TX           79605        126,182       130,208
40.051   Austin            Travis        TX           78723        126,182       130,208
40.052   Atlanta           Fulton        GA           30331        126,182       130,208
40.053   Atlanta           Fulton        GA           30331        126,182       130,208
40.054   Marietta          Cobb          GA           30064        126,182       130,208
40.055   Macon             Bibb          GA           31211        126,182       130,208
40.056   Tyler             Smith         TX           75702        126,182       130,208
40.057   Austin            Travis        TX           78758        126,182       130,208
40.058   Kingsville        Kleberg       TX           78363        126,182       130,208
40.059   Memphis           Shelby        TN           38114        126,182       130,208
40.060   Tulsa             Tulsa         OK           74126        126,182       130,208
40.061   Tucson            Pima          AZ           85730        126,182       130,208
40.062   Brownsville       Cameron       TX           78521        126,182       130,208
40.063   Eagle Pass        Maverick      TX           78852        126,182       130,208
40.064   San Benito        Cameron       TX           78586        126,182       130,208
40.065   Odessa            Ector         TX           79764        126,182       130,208
40.066   Decatur           DeKalb        GA           30033        126,182       130,208
40.067   East Point        Fulton        GA           30344        126,182       130,208
40.068   Jackson           Hinds         MS           39213        126,182       130,208
40.069   Jackson           Hinds         MS           39209        126,182       130,208
40.070   Memphis           Shelby        TN           38116        126,182       130,208
40.071   Tulsa             Tulsa         OK           74105        126,182       130,208
40.072   Phoenix           Maricopa      AZ           85042        126,182       130,208
40.073   Macon             Bibb          GA           31201        126,182       130,208
40.074   Fort Worth        Tarrant       TX           76119        126,182       130,208
40.075   Phenix City       Russell       AL           36867        126,182       130,208
40.076   Columbus          Muscogee      GA           31907        126,182       130,208
40.077   Americus          Sumtes        GA           31709        126,182       130,208
40.078   Lagrange          Troup         GA           30240        126,182       130,208
40.079   Griffin           Spalding      GA           30223        126,182       130,208
40.080   Village           Oklahoma      OK           73120        126,182       130,208
40.081   Decatur           DeKalb        GA           30032        126,182       130,208
40.082   Memphis           Shelby        TN           38106        126,182       130,208
40.083   Dallas            Dallas        TX           75247        126,182       130,208
40.084   Memphis           Shelby        TN           38127        126,182       130,208
40.085   Cordele           Crisp         GA           31015        126,182       130,208
40.086   Altus             Jackson       OK           73521        126,182       130,208
40.087   Grand Prairie     Dallas        TX           75051        126,182       130,208
40.088   Phoenix           Maricopa      AZ           85007        126,182       130,208
40.089   Mercedes          Hidalgo       TX           78570        126,182       130,208
40.090   Birmingham        Jefferson     AL           35204        126,182       130,208
40.091   Tucson            Pima          AZ           85716        126,182       130,208
40.092   Temple            Bell          TX           76504        126,182       130,208
40.093   Columbus          Muscogee      GA           31903        126,182       130,208
40.094   Macon             Bibb          GA           31206        126,182       130,208
40.095   San Antonio       Bexar         TX           78226        126,182       130,208
40.096   Birmingham        Jefferson     AL           35217        126,182       130,208
40.097   Fort Worth        Tarrant       TX           76119        126,182       130,208
40.098   Kansas City       Jackson       MO           64132        126,182       130,208
40.099   San Antonio       Bexar         TX           78240        126,182       130,208
40.100   Norfolk           Norfolk       VA           23504        126,182       130,208
40.101   Universal City    Bexar         TX           78148        126,182       130,208
40.102   Donna             Hidalgo       TX           78537        126,182       130,208
40.103   Elsa              Hidalgo       TX           78543        126,182       130,208
40.104   San Antonio       Bexar         TX           78242        126,182       130,208
40.105   Montgomery        Montgomery    AL           36110        126,182       130,208
40.106   San Antonio       Bexar         TX           78210        126,182       130,208
40.107   Norfolk           Norfolk       VA           23505        126,182       130,208
40.108   Raymondville      Willacy       TX           78580        126,182       130,208
40.109   Victoria          Victoria      TX           77901        126,182       130,208
40.110   Portsmouth        Portsmouth    VA           23704        126,182       130,208
40.111   Alamo             Hidalgo       TX           78516        126,182       130,208
40.112   Rio Grande City   Starr         TX           78582        126,182       130,208
40.113   Victoria          Victoria      TX           77901        126,182       130,208
40.114   Kilgore           Gregg         TX           75662        126,182       130,208
40.115   Harlingen         Cameron       TX           78550        126,182       130,208
40.116   Pleasanton        Atascosa      TX           78064        126,182       130,208
40.117   Floresville       Wilson        TX           78114        126,182       130,208
40.118   San Antonio       Bexar         TX           78219        126,182       130,208
40.119   Dallas            Dallas        TX           75217        126,182       130,208
40.120   Dallas            Dallas        TX           75246        126,182       130,208
40.121   McAllen           Hidalgo       TX           78504        126,182       130,208
40.122   Longview          Gregg         TX           75605        126,182       130,208
40.123   Grand Prairie     Dallas        TX           75050        126,182       130,208
40.124   Edinburg          Hidalgo       TX           78539        126,182       130,208
40.125   Fort Valley       Peach         GA           31030        126,182       130,208
40.126   Midwest City      Oklahoma      OK           73141        126,182       130,208
40.127   Brownsville       Cameron       TX           78526        126,182       130,208
40.128   Port Lavaca       Calhoun       TX           77979        126,182       130,208
40.129   Marlin            Falls         TX           76661        126,182       130,208
40.130   Brownsville       Cameron       TX           78520        126,182       130,208
40.131   Roma              Starr         TX           78584        126,182       130,208
40.132   Garland           Dallas        TX           75043        126,182       130,208
40.133   Austin            Travis        TX           78741        126,182       130,208
40.134   San Antonio       Bexar         TX           78221        126,182       130,208
40.135   Balch Springs     Dallas        TX           75180        126,182       130,208
40.136   Greensboro        Hale          AL           36744        126,182       130,208
40.137   Lubbock           Lubbock       TX           79403        126,182       130,208
40.138   Weslaco           Hidalgo       TX           78596        126,182       130,208
40.139   San Antonio       Bexar         TX           78216        126,182       130,208
40.140   Jackson           Hinds         MS           39206        126,182       130,208
40.141   Pharr             Hidalgo       TX           78577        126,182       130,208
40.142   Carrollton        Denton        TX           75006        126,182       130,208
40.143   Oklahoma City     Oklahoma      OK           73135        126,182       130,208
40.144   Montgomery        Montgomery    AL           36108        126,182       130,208
40.145   Richland Hills    Tarrant       TX           76180        126,182       130,208
40.146   N. Little Rock    Pulaski       AR           72117        126,182       130,208
40.147   Talladega         Talladega     AL           35160        126,182       130,208
40.148   Montgomery        Montgomery    AL           36116        126,182       130,208
40.149   Montgomery        Montgomery    AL           36108        126,182       130,208
40.150   Memphis           Shelby        TN           38134        126,182       130,208
40.151   Dallas            Dallas        TX           75235        126,182       130,208
40.152   Biloxi            Harrison      MS           39530        126,182       130,208
40.153   Jackson           Hinds         MS           39212        126,182       130,208
40.154   Brownsville       Cameron       TX           78521        126,182       130,208
40.155   Mesquite          Dallas        TX           75149        126,182       130,208
40.156   Hidalgo           Hidalgo       TX           78557        126,182       130,208
40.157   Brownsville       Cameron       TX           78521        126,182       130,208
40.158   Port Isabel       Cameron       TX           78578        126,182       130,208
40.159   La Feria          Cameron       TX           78559        126,182       130,208
40.160   Lubbock           Lubbock       TX           79401        126,182       130,208
40.161   San Antonio       Bexar         TX           78203        126,182       130,208
40.162   San Antonio       Bexar         TX           78223        126,182       130,208
40.163   Laredo            Webb          TX           78043        126,182       130,208
40.164   Austin            Travis        TX           78704        126,182       130,208
40.165   Austin            Travis        TX           78702        126,182       130,208
40.166   Irving            Dallas        TX           75061        126,182       130,208
40.167   Dallas            Dallas        TX           75212        126,182       130,208
40.168   Laredo            Webb          TX           78040        126,182       130,208
40.169   Fort Worth        Tarrant       TX           76115        126,182       130,208
40.170   Tucson            Pima          AZ           85704        126,182       130,208
40.171   Kansas City       Jackson       MO           64134        126,182       130,208
40.172   Arlington         Tarrant       TX           76010        126,182       130,208
40.173   San Antonio       Bexar         TX           78220        126,182       130,208
40.174   Dallas            Dallas        TX           75216        126,182       130,208
40.175   Atlanta           Fulton        GA           30315        126,182       130,208
40.176   Waco              McLennan      TX           76711        126,182       130,208
40.177   Kansas City       Jackson       MO           64127        126,182       130,208
40.178   Kansas City       Jackson       MO           64130        126,182       130,208
40.179   Kansas City       Jackson       MO           64130        126,182       130,208
40.180   Birmingham        Jefferson     AL           35211        126,182       130,208
40.181   Tucson            Pima          AZ           85706        126,182       130,208
40.182   Atlanta           Fulton        GA           30316        126,182       130,208
40.183   Birmingham        Jefferson     AL           35207        126,182       130,208
40.184   Fort Worth        Tarrant       TX           76116        126,182       130,208
40.185   San Antonio       Bexar         TX           78207        126,182       130,208
40.186   McAllen           Hidalgo       TX           78501        126,182       130,208
40.187   Weslaco           Hidalgo       TX           78596        126,182       130,208
40.188   Memphis           Shelby        TN           38112        126,182       130,208
40.189   Birmingham        Jefferson     AL           35211        126,182       130,208
40.190   Kansas City       Wyandotte     KS           66102        126,182       130,208
40.191   Haltom City       Tarrant       TX           76111        126,182       130,208
40.192   Little Rock       Pulaski       AR           72202        126,182       130,208
    41   Paramus           Bergen        NJ           07652     24,000,000    24,000,000         142,429.56      1,709,154.72
    52   Moreno Valley     Riverside     CA           92553     19,600,000    19,600,000          91,994.78      1,103,937.36
    53   Union City        Hudson        NJ           07087     19,100,000    19,100,000         109,107.72      1,309,292.64
    84   Orlando           Orange        FL           32835     12,193,424    12,330,000          75,038.02        900,456.24
   104   Fremont           Alameda       CA           94538     10,700,000    10,700,000          68,839.04        826,068.48
   108   Albuquerque       Bernalillo    NM           87105     10,360,000    10,360,000          58,953.01        707,436.12
   109   Bonita            San Diego     CA           91902     10,300,000    10,300,000          59,455.29        713,463.48
   110   Duluth            Gwinnett      GA           30096     10,160,000    10,160,000          63,086.46        757,037.52
   113   Bedford           Tarrant       TX           76021     10,000,000    10,000,000          58,230.30        698,763.60
   116   Anchorage         Anchorage     AK           99503      9,987,039    10,000,000          61,571.72        738,860.64
116.01   Anchorage         Anchorage     AK           99503      4,278,074     4,283,626
116.02   Anchorage         Anchorage     AK           99503      3,314,412     3,318,713
116.03   Anchorage         Anchorage     AK           99503      2,394,553     2,397,661
   118   West Des Moines   Dallas        IA           50266      9,700,000     9,700,000          56,822.42        681,869.04
   120   Folsom            Sacramento    CA           95630      9,200,000     9,200,000          52,931.34        635,176.08
   123   Van Nuys          Los Angeles   CA           91405      8,987,546     9,000,000          51,723.87        620,686.44
   124   Union City        Alameda       CA           94587      8,970,278     9,000,000          51,044.55        612,534.60
   144   Austin            Travis        TX           78735      7,240,337     7,250,000          43,327.67        519,932.04
   179   Various           Various       Various    Various      5,058,745     5,200,000          38,427.54        461,130.48
179.01   Roeland Park      Johnson       KS           66205        717,828       737,872
179.02   Mission           Johnson       KS           66202        698,427       717,929
179.03   Kansas City       Jackson       MO           64114        669,326       688,015
179.04   Gladstone         Clay          MO           64110        645,075       663,087
179.05   Olathe            Johnson       KS           66062        557,771       573,346
179.06   Slidell           St Tammany    LA           70458        533,521       548,418
179.07   Warrensburg       Johnson       MO           64093        518,970       533,461
179.08   Kansas City       Jackson       MO           64111        504,419       518,504
179.09   New Iberia        Iberia        LA           70560        213,408       219,367
   263   Phoenix           Maricopa      AZ           85018      2,153,411     2,160,000          12,825.57        153,906.84
   268   Various           Various       TX         Various      2,002,319     2,005,000          11,943.75        143,325.00
268.01   Palmview          Cameron       TX           78575        706,355       707,301
268.02   San Antonio       Bexar         TX           78247        691,993       692,919
268.03   Waco              McLennan      TX           76705        603,971       604,780
   271   Scottsdale        Maricopa      AZ           85260      1,993,991     2,000,000          11,978.16        143,737.92
   277   Minot             Ward          ND           58703      1,891,807     1,896,000          11,197.39        134,368.68
   280   Dallas            Dallas        TX           75209      1,819,246     1,850,000          10,342.18        124,106.16
   281   Various           Various       Various    Various      1,785,609     1,788,000          10,651.09        127,813.08
281.01   Bessemer          Jefferson     AL           35022        608,182       608,996
281.02   Stockdale         Wilson        TX           78160        600,048       600,851
281.03   Orange Grove      Jim Wells     TX           78372        577,380       578,153
   290   Hobbs             Lea           NM           88240      1,500,000     1,500,000           8,782.20        105,386.40
   294   Minot             Ward          ND           58703      1,452,780     1,456,000           8,598.84        103,186.08
   296   Indianapolis      Marion        IN           46205      1,398,117     1,400,000           8,286.00         99,432.00
   297   Newnan            Coweta        GA           30263      1,370,877     1,375,000           8,243.82         98,925.84
   307   Lenexa            Johnson       KS           66220        992,846     1,000,000           8,347.00        100,164.00




                                                                                                  Net
         Interest   Primary         Master          Trustee and        Sub Servicin   Admin.      Mortgage
Loan #   Rate %     Servicing Fee   Servicing Fee   Paying Agent Fee   Fee Rate       Fee % (1)   Rate % (1)   Accrual Type   Term
-------  --------   -------------   -------------   ----------------   ------------   ---------   ----------   ------------   -----
     17     5.8400           0.010           0.020            0.00051                    0.03051      5.80949   Actual/360      120
     29     5.4700           0.010           0.020            0.00051                    0.03051      5.43949   Actual/360      120
     30     5.9275           0.010           0.020            0.00051                    0.03051      5.89699   Actual/360      120
  30.01
  30.02
     40     6.1900                           0.020            0.00051                    0.02051      6.16949   Actual/360      120
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
     41     5.9050           0.010           0.020            0.00051                    0.03051      5.87449   Actual/360      120
     52     5.5400           0.010           0.020            0.00051                    0.03051      5.50949   Actual/360      120
     53     5.5550           0.010           0.020            0.00051                    0.03051      5.52449   Actual/360      120
     84     6.1400           0.010           0.020            0.00051                    0.03051      6.10949   Actual/360      120
    104     6.6710           0.010           0.020            0.00051                    0.03051      6.64049   Actual/360      101
    108     5.5200           0.010           0.020            0.00051                    0.03051      5.48949   Actual/360      120
    109     5.6500           0.010           0.020            0.00051                    0.03051      5.61949   Actual/360      120
    110     6.3300           0.010           0.020            0.00051                    0.03051      6.29949   Actual/360       60
    113     5.7300           0.010           0.020            0.00051                    0.03051      5.69949   Actual/360      120
    116     6.2500           0.010           0.020            0.00051                    0.03051      6.21949   Actual/360      120
 116.01
 116.02
 116.03
    118     5.7850           0.010           0.020            0.00051                    0.03051      5.75449   Actual/360      120
    120     5.6200           0.010           0.020            0.00051                    0.03051      5.58949   Actual/360      120
    123     5.6100           0.010           0.020            0.00051                    0.03051      5.57949   Actual/360      120
    124     5.4900           0.010           0.020            0.00051                    0.03051      5.45949   Actual/360      120
    144     5.9700           0.010           0.020            0.00051                    0.03051      5.93949   Actual/360      120
    179     7.5000           0.010           0.020            0.00051                    0.03051      7.46949   Actual/360      120
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
    263     5.9100           0.010           0.020            0.00051         0.0500     0.08051      5.82949   Actual/360      120
    268     5.9400           0.010           0.020            0.00051                    0.03051      5.90949   Actual/360      120
 268.01
 268.02
 268.03
    271     5.9900           0.010           0.020            0.00051                    0.03051      5.95949   Actual/360      120
    277     5.8600           0.010           0.020            0.00051                    0.03051      5.82949   Actual/360      120
    280     5.3600           0.010           0.020            0.00051                    0.03051      5.32949   Actual/360      120
    281     5.9400           0.010           0.020            0.00051                    0.03051      5.90949   Actual/360      120
 281.01
 281.02
 281.03
    290     5.7800           0.010           0.020            0.00051                    0.03051      5.74949   Actual/360      120
    294     5.8600           0.010           0.020            0.00051                    0.03051      5.82949   Actual/360      120
    296     5.8800           0.010           0.020            0.00051                    0.03051      5.84949   Actual/360      120
    297     6.0000           0.010           0.020            0.00051                    0.03051      5.96949   Actual/360      120
    307     5.8300           0.010           0.020            0.00051                    0.03051      5.79949   Actual/360      120




         Monthly
         Payment               Maturity/   Amort                                           ARD
Loan #   Date      Rem. Term   ARD Date    Term    Rem. Amort   Title Type      ARD Loan   Step Up
------   -------   ---------   ---------   -----   ----------   -------------   --------   -----------------------------------------
    17         1         118   1/1/2017      360          360   Leasehold
    29         1         119   2/1/2017      360          360   Fee
    30         1         118   1/1/2017      360          358   Fee
 30.01                                                          Fee
 30.02                                                          Fee
    40         1          98   5/1/2015      300          278   Fee
40.001                                                          Fee
40.002                                                          Fee
40.003                                                          Fee
40.004                                                          Fee
40.005                                                          Fee
40.006                                                          Fee
40.007                                                          Fee
40.008                                                          Fee
40.009                                                          Fee
40.010                                                          Fee
40.011                                                          Fee
40.012                                                          Fee
40.013                                                          Fee
40.014                                                          Fee
40.015                                                          Fee
40.016                                                          Fee
40.017                                                          Fee
40.018                                                          Fee
40.019                                                          Fee
40.020                                                          Fee
40.021                                                          Fee
40.022                                                          Fee
40.023                                                          Fee
40.024                                                          Fee
40.025                                                          Fee
40.026                                                          Fee
40.027                                                          Fee
40.028                                                          Fee
40.029                                                          Fee
40.030                                                          Fee
40.031                                                          Fee
40.032                                                          Fee
40.033                                                          Fee
40.034                                                          Fee
40.035                                                          Fee
40.036                                                          Fee
40.037                                                          Fee
40.038                                                          Fee
40.039                                                          Fee
40.040                                                          Fee
40.041                                                          Fee
40.042                                                          Fee
40.043                                                          Fee
40.044                                                          Fee
40.045                                                          Fee
40.046                                                          Fee
40.047                                                          Fee
40.048                                                          Fee
40.049                                                          Fee
40.050                                                          Fee
40.051                                                          Fee
40.052                                                          Fee
40.053                                                          Fee
40.054                                                          Fee
40.055                                                          Fee
40.056                                                          Fee
40.057                                                          Fee
40.058                                                          Fee
40.059                                                          Fee
40.060                                                          Fee
40.061                                                          Fee
40.062                                                          Fee
40.063                                                          Fee
40.064                                                          Fee
40.065                                                          Fee
40.066                                                          Fee
40.067                                                          Fee
40.068                                                          Fee
40.069                                                          Fee
40.070                                                          Fee
40.071                                                          Fee
40.072                                                          Fee
40.073                                                          Fee
40.074                                                          Fee
40.075                                                          Fee
40.076                                                          Fee
40.077                                                          Fee
40.078                                                          Fee
40.079                                                          Fee
40.080                                                          Fee
40.081                                                          Fee
40.082                                                          Fee
40.083                                                          Fee
40.084                                                          Fee
40.085                                                          Fee
40.086                                                          Fee
40.087                                                          Fee
40.088                                                          Fee
40.089                                                          Fee
40.090                                                          Fee
40.091                                                          Fee
40.092                                                          Fee
40.093                                                          Fee
40.094                                                          Fee
40.095                                                          Fee
40.096                                                          Fee
40.097                                                          Fee
40.098                                                          Fee
40.099                                                          Fee
40.100                                                          Fee
40.101                                                          Fee
40.102                                                          Fee
40.103                                                          Fee
40.104                                                          Fee
40.105                                                          Fee
40.106                                                          Fee
40.107                                                          Fee
40.108                                                          Fee
40.109                                                          Fee
40.110                                                          Fee
40.111                                                          Fee
40.112                                                          Fee
40.113                                                          Fee
40.114                                                          Fee
40.115                                                          Fee
40.116                                                          Fee
40.117                                                          Fee
40.118                                                          Fee
40.119                                                          Fee
40.120                                                          Fee
40.121                                                          Fee
40.122                                                          Fee
40.123                                                          Fee
40.124                                                          Fee
40.125                                                          Fee
40.126                                                          Fee
40.127                                                          Fee
40.128                                                          Fee
40.129                                                          Fee
40.130                                                          Fee
40.131                                                          Fee
40.132                                                          Fee
40.133                                                          Fee
40.134                                                          Fee
40.135                                                          Fee
40.136                                                          Fee
40.137                                                          Fee
40.138                                                          Fee
40.139                                                          Fee
40.140                                                          Fee
40.141                                                          Fee
40.142                                                          Fee
40.143                                                          Fee
40.144                                                          Fee
40.145                                                          Fee
40.146                                                          Fee
40.147                                                          Fee
40.148                                                          Fee
40.149                                                          Fee
40.150                                                          Fee
40.151                                                          Fee
40.152                                                          Fee
40.153                                                          Fee
40.154                                                          Fee
40.155                                                          Fee
40.156                                                          Fee
40.157                                                          Fee
40.158                                                          Fee
40.159                                                          Fee
40.160                                                          Fee
40.161                                                          Fee
40.162                                                          Fee
40.163                                                          Fee
40.164                                                          Fee
40.165                                                          Fee
40.166                                                          Fee
40.167                                                          Fee
40.168                                                          Fee
40.169                                                          Fee
40.170                                                          Fee
40.171                                                          Fee
40.172                                                          Fee
40.173                                                          Fee
40.174                                                          Fee
40.175                                                          Fee
40.176                                                          Fee
40.177                                                          Fee
40.178                                                          Fee
40.179                                                          Fee
40.180                                                          Fee
40.181                                                          Fee
40.182                                                          Fee
40.183                                                          Fee
40.184                                                          Fee
40.185                                                          Fee
40.186                                                          Fee
40.187                                                          Fee
40.188                                                          Fee
40.189                                                          Fee
40.190                                                          Fee
40.191                                                          Fee
40.192                                                          Fee
    41         1         116   11/1/2016     360          360   Fee             Yes        5.0% plus the greater of (i) 5.905% and
                                                                                           (ii) the Treasury Rate
    52         1         119   2/1/2017        0            0   Fee
    53         1         118   1/1/2017      360          360   Fee
    84         1         108   3/1/2016      360          348   Fee
   104         1          99   6/1/2015      360          360   Fee
   108         1         117   12/1/2016     360          360   Fee
   109         1         117   12/1/2016     360          360   Fee
   110         1          60   3/1/2012      360          360   Fee
   113         1         117   12/1/2016     360          360   Fee
   116         1         119   2/1/2017      360          359   Fee
116.01                                                          Fee
116.02                                                          Fee
116.03                                                          Fee
   118         1         117   12/1/2016     360          360   Fee
   120         1         119   2/1/2017      360          360   Fee
   123         1         119   2/1/2017      360          359   Fee
   124         1         117   12/1/2016     360          357   Fee
   144         1         119   2/1/2017      360          359   Fee
   179         1          96   3/1/2015      300          276   Fee/Leasehold
179.01                                                          Fee
179.02                                                          Fee
179.03                                                          Fee
179.04                                                          Fee
179.05                                                          Fee
179.06                                                          Fee
179.07                                                          Fee
179.08                                                          Fee
179.09                                                          Leasehold
   263         1         117   12/1/2016     360          357   Fee
   268         1         119   2/1/2017      360          359   Fee
268.01                                                          Fee
268.02                                                          Fee
268.03                                                          Fee
   271         1         117   12/1/2016     360          357   Fee
   277         1         118   1/1/2017      360          358   Fee
   280         1         105   12/1/2015     360          345   Fee
   281         1         119   2/1/2017      360          359   Fee
281.01                                                          Fee
281.02                                                          Fee
281.03                                                          Fee
   290         1         118   1/1/2017      360          360   Fee
   294         1         118   1/1/2017      360          358   Fee
   296         1         119   2/1/2017      360          359   Fee
   297         1         117   12/1/2016     360          357   Fee
   307         1         118   1/1/2017      180          178   Fee


                                                      Partial                                              Upfront       Upfront
          Environmental   Cross       Cross           Defeasance   Letter of  Lockbox           Holdback   Engineering   Capex
Loan #    Insurance       Defaulted   Collateralized  Allowed      Credit     Type              Amount     Reserve ($)   Reserve ($)
-------   -------------   ---------   --------------  ----------   ---------  ----------------  --------   -----------   -----------
     17   Yes - $15mm                                                         None at Closing,
                                                                              Springing Hard                              10,000,000
     29   No
     30   No                                                                  Hard
  30.01   No
  30.02   No
     40   Yes                                         Yes                     Hard
 40.001   Yes
 40.002   Yes
 40.003   Yes
 40.004   Yes
 40.005   Yes
 40.006   Yes
 40.007   Yes
 40.008   Yes
 40.009   Yes
 40.010   Yes
 40.011   Yes
 40.012   Yes
 40.013   Yes
 40.014   Yes
 40.015   Yes
 40.016   Yes
 40.017   Yes
 40.018   Yes
 40.019   Yes
 40.020   Yes
 40.021   Yes
 40.022   Yes
 40.023   Yes
 40.024   Yes
 40.025   Yes
 40.026   Yes
 40.027   Yes
 40.028   Yes
 40.029   Yes
 40.030   Yes
 40.031   Yes
 40.032   Yes
 40.033   Yes
 40.034   Yes
 40.035   Yes
 40.036   Yes
 40.037   Yes
 40.038   Yes
 40.039   Yes
 40.040   Yes
 40.041   Yes
 40.042   Yes
 40.043   Yes
 40.044   Yes
 40.045   Yes
 40.046   Yes
 40.047   Yes
 40.048   Yes
 40.049   Yes
 40.050   Yes
 40.051   Yes
 40.052   Yes
 40.053   Yes
 40.054   Yes
 40.055   Yes
 40.056   Yes
 40.057   Yes
 40.058   Yes
 40.059   Yes
 40.060   Yes
 40.061   Yes
 40.062   Yes
 40.063   Yes
 40.064   Yes
 40.065   Yes
 40.066   Yes
 40.067   Yes
 40.068   Yes
 40.069   Yes
 40.070   Yes
 40.071   Yes
 40.072   Yes
 40.073   Yes
 40.074   Yes
 40.075   Yes
 40.076   Yes
 40.077   Yes
 40.078   Yes
 40.079   Yes
 40.080   Yes
 40.081   Yes
 40.082   Yes
 40.083   Yes
 40.084   Yes
 40.085   Yes
 40.086   Yes
 40.087   Yes
 40.088   Yes
 40.089   Yes
 40.090   Yes
 40.091   Yes
 40.092   Yes
 40.093   Yes
 40.094   Yes
 40.095   Yes
 40.096   Yes
 40.097   Yes
 40.098   Yes
 40.099   Yes
 40.100   Yes
 40.101   Yes
 40.102   Yes
 40.103   Yes
 40.104   Yes
 40.105   Yes
 40.106   Yes
 40.107   Yes
 40.108   Yes
 40.109   Yes
 40.110   Yes
 40.111   Yes
 40.112   Yes
 40.113   Yes
 40.114   Yes
 40.115   Yes
 40.116   Yes
 40.117   Yes
 40.118   Yes
 40.119   Yes
 40.120   Yes
 40.121   Yes
 40.122   Yes
 40.123   Yes
 40.124   Yes
 40.125   Yes
 40.126   Yes
 40.127   Yes
 40.128   Yes
 40.129   Yes
 40.130   Yes
 40.131   Yes
 40.132   Yes
 40.133   Yes
 40.134   Yes
 40.135   Yes
 40.136   Yes
 40.137   Yes
 40.138   Yes
 40.139   Yes
 40.140   Yes
 40.141   Yes
 40.142   Yes
 40.143   Yes
 40.144   Yes
 40.145   Yes
 40.146   Yes
 40.147   Yes
 40.148   Yes
 40.149   Yes
 40.150   Yes
 40.151   Yes
 40.152   Yes
 40.153   Yes
 40.154   Yes
 40.155   Yes
 40.156   Yes
 40.157   Yes
 40.158   Yes
 40.159   Yes
 40.160   Yes
 40.161   Yes
 40.162   Yes
 40.163   Yes
 40.164   Yes
 40.165   Yes
 40.166   Yes
 40.167   Yes
 40.168   Yes
 40.169   Yes
 40.170   Yes
 40.171   Yes
 40.172   Yes
 40.173   Yes
 40.174   Yes
 40.175   Yes
 40.176   Yes
 40.177   Yes
 40.178   Yes
 40.179   Yes
 40.180   Yes
 40.181   Yes
 40.182   Yes
 40.183   Yes
 40.184   Yes
 40.185   Yes
 40.186   Yes
 40.187   Yes
 40.188   Yes
 40.189   Yes
 40.190   Yes
 40.191   Yes
 40.192   Yes
     41   No                                                                  None at Closing,
                                                                              Springing Hard                                 250,000
     52   No
     53   No                                                                                                    31,306        27,676
     84   No                                                                  Hard                              23,000
    104   No
    108   No
    109   No
    110   No                                                                                                                  49,104
    113   No
    116   No
 116.01   No
 116.02   No
 116.03   No
    118   No
    120   No
    123   No
    124   No
    144   No                                                                                                    19,894
    179   Yes                                         Yes                     Hard
 179.01   Yes
 179.02   Yes
 179.03   Yes
 179.04   Yes
 179.05   Yes
 179.06   Yes
 179.07   Yes
 179.08   Yes
 179.09   Yes
    263   Yes
    268   Yes                                         Yes                     None at Closing,
                                                                              Springing Hard
 268.01   Yes
 268.02   Yes
 268.03   Yes
    271   Yes                                                      Yes
    277   Yes                                                                                                   19,225
    280   Yes
    281   Yes                                         Yes                     None at Closing,
                                                                              Springing Hard
 281.01   Yes
 281.02   Yes
 281.03   Yes
    290   Yes
    294   Yes
    296   Yes                                                                                                   14,250
    297   Yes
    307   Yes



         Upfront       Upfront       Upfront       Upfront       Monthly                        Monthly
         TI/LC         RE Tax        Ins.          Other         Capex                          Capex
Loan #   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)                    Reserve Cap ($)
------   -----------   -----------   -----------   -----------   ----------------------------   ------------------------------
    17
    29                      37,720                                                      4,306                          103,340
    30                                                           4% of Monthly Gross Revenues   Trailing 12 Months Collections
 30.01
 30.02
    40                                                 685,000
40.001
40.002
40.003
40.004
40.005
40.006
40.007
40.008
40.009
40.010
40.011
40.012
40.013
40.014
40.015
40.016
40.017
40.018
40.019
40.020
40.021
40.022
40.023
40.024
40.025
40.026
40.027
40.028
40.029
40.030
40.031
40.032
40.033
40.034
40.035
40.036
40.037
40.038
40.039
40.040
40.041
40.042
40.043
40.044
40.045
40.046
40.047
40.048
40.049
40.050
40.051
40.052
40.053
40.054
40.055
40.056
40.057
40.058
40.059
40.060
40.061
40.062
40.063
40.064
40.065
40.066
40.067
40.068
40.069
40.070
40.071
40.072
40.073
40.074
40.075
40.076
40.077
40.078
40.079
40.080
40.081
40.082
40.083
40.084
40.085
40.086
40.087
40.088
40.089
40.090
40.091
40.092
40.093
40.094
40.095
40.096
40.097
40.098
40.099
40.100
40.101
40.102
40.103
40.104
40.105
40.106
40.107
40.108
40.109
40.110
40.111
40.112
40.113
40.114
40.115
40.116
40.117
40.118
40.119
40.120
40.121
40.122
40.123
40.124
40.125
40.126
40.127
40.128
40.129
40.130
40.131
40.132
40.133
40.134
40.135
40.136
40.137
40.138
40.139
40.140
40.141
40.142
40.143
40.144
40.145
40.146
40.147
40.148
40.149
40.150
40.151
40.152
40.153
40.154
40.155
40.156
40.157
40.158
40.159
40.160
40.161
40.162
40.163
40.164
40.165
40.166
40.167
40.168
40.169
40.170
40.171
40.172
40.173
40.174
40.175
40.176
40.177
40.178
40.179
40.180
40.181
40.182
40.183
40.184
40.185
40.186
40.187
40.188
40.189
40.190
40.191
40.192
    41                      28,744         6,487
    52       214,186        36,300         8,782                                        2,020
    53       365,000         3,607        55,793                                        1,304
    84                      60,635        14,000                                          967
   104                                                                                  2,063                           49,513
   108                       5,582         2,778
   109
   110       180,000        79,463        19,104                                                                        49,104
   113                     211,167        13,842                                        4,000
   116
116.01
116.02
116.03
   118       144,000        59,084         3,768       210,000                            668                            8,013
   120                      55,730         9,468                                          541
   123       100,000                       6,198
   124                      30,978           806                                        1,245                           20,000
   144                      16,304         6,292                                          545                           32,680
   179                                                 250,000
179.01
179.02
179.03
179.04
179.05
179.06
179.07
179.08
179.09
   263                       3,826         2,210
   268
268.01
268.02
268.03
   271                       3,402         2,256        75,955
   277                                     1,021                                        1,650                           54,000
   280                       2,286         2,880
   281
281.01
281.02
281.03
   290                       4,302           362                                          205
   294                      29,371         7,642                                          752                           24,000
   296                      10,124         4,480                                          966                           30,000
   297                       3,866         1,977                                          479
   307                       6,704           502                                          123


         Monthly       Monthly           Monthly       Monthly       Monthly
         TI/LC         TI/LC             RE Tax        Ins.          Other         Grace           Grace
Loan #   Reserve ($)   Reserve Cap ($)   Reserve ($)   Reserve ($)   Reserve ($)   Period - Late   Period - Default
------   -----------   ---------------   -----------   -----------   -----------   -------------   ----------------
    17                                                                                         5                  5
    29        11,820           283,760         9,209                                           5                  5
    30                                                                                         5                  5
 30.01
 30.02
    40                                                                                         5                  5
40.001
40.002
40.003
40.004
40.005
40.006
40.007
40.008
40.009
40.010
40.011
40.012
40.013
40.014
40.015
40.016
40.017
40.018
40.019
40.020
40.021
40.022
40.023
40.024
40.025
40.026
40.027
40.028
40.029
40.030
40.031
40.032
40.033
40.034
40.035
40.036
40.037
40.038
40.039
40.040
40.041
40.042
40.043
40.044
40.045
40.046
40.047
40.048
40.049
40.050
40.051
40.052
40.053
40.054
40.055
40.056
40.057
40.058
40.059
40.060
40.061
40.062
40.063
40.064
40.065
40.066
40.067
40.068
40.069
40.070
40.071
40.072
40.073
40.074
40.075
40.076
40.077
40.078
40.079
40.080
40.081
40.082
40.083
40.084
40.085
40.086
40.087
40.088
40.089
40.090
40.091
40.092
40.093
40.094
40.095
40.096
40.097
40.098
40.099
40.100
40.101
40.102
40.103
40.104
40.105
40.106
40.107
40.108
40.109
40.110
40.111
40.112
40.113
40.114
40.115
40.116
40.117
40.118
40.119
40.120
40.121
40.122
40.123
40.124
40.125
40.126
40.127
40.128
40.129
40.130
40.131
40.132
40.133
40.134
40.135
40.136
40.137
40.138
40.139
40.140
40.141
40.142
40.143
40.144
40.145
40.146
40.147
40.148
40.149
40.150
40.151
40.152
40.153
40.154
40.155
40.156
40.157
40.158
40.159
40.160
40.161
40.162
40.163
40.164
40.165
40.166
40.167
40.168
40.169
40.170
40.171
40.172
40.173
40.174
40.175
40.176
40.177
40.178
40.179
40.180
40.181
40.182
40.183
40.184
40.185
40.186
40.187
40.188
40.189
40.190
40.191
40.192
    41                                        28,744         1,423                             5                  5
    52         4,700           325,000         7,260         4,391                             5                  5
    53                         215,000        24,049                                           5                  5
    84         6,851           285,000        12,127         1,166                             5                  5
   104         5,492           329,500        23,953                                           5                  5
   108                                         2,791         1,389                             5                  5
   109                                                                                         5                  5
   110                         180,000        13,244         2,388                             5                  5
   113                                        19,197         4,614                             5                  5
   116                                                                                         5                  5
116.01
116.02
116.03
   118         3,647           131,304        14,771         1,834                             5                  5
   120         2,327            85,000        11,146         1,052                             5                  5
   123                         100,000         9,661         2,066                             5                  5
   124                                        10,326           806                             5                  5
   144         2,710                           8,152         1,573                             5                  5
   179                                                                                         5                  5
179.01
179.02
179.03
179.04
179.05
179.06
179.07
179.08
179.09
   263                                         1,913         1,105                             5                  5
   268                                                                                         5                  5
268.01
268.02
268.03
   271                                         1,701           282                             5                  5
   277                                         4,398         1,021                             5                  5
   280                                         2,286           360                             5                  5
   281                                                                                         5                  5
281.01
281.02
281.03
   290           558                           1,434           362                             5                  5
   294                                         2,570           615                             5                  5
   296                                         2,531         1,120                             5                  5
   297           745                           1,933           659                             5                  5
   307           747            45,000         3,352           502                             5                  5
